Emergent BioSolutions Announces Sale of Travel Health Business to Bavarian Nordic for Up To $380 Million GAITHERSBURG, Md., February 15, 2023 – Emergent BioSolutions (NYSE: EBS) today announced that it has entered into an agreement to sell its travel health business to Bavarian Nordic (BVNRY) for a total value of up to $380 million, including potential future milestone payments. Under the terms of the definitive agreement, Bavarian Nordic will acquire the rights to VIVOTIF®, indicated for the active immunization to prevent typhoid fever, and VAXCHORA®, indicated for the active immunization to prevent cholera, as well as the development-stage chikungunya vaccine candidate CHIKV VLP. Bavarian Nordic will also acquire Emergent’s manufacturing site in Bern, Switzerland, and development facilities in San Diego, California. Approximately 280 current Emergent employees are expected to join Bavarian Nordic as part of the transaction. “This agreement enables these important vaccines to continue to get to patients and customers who need them while allowing us to further sharpen our focus on protecting and enhancing life through our core products and contract manufacturing services businesses,” said Robert G. Kramer, Emergent president and chief executive officer. “I want to thank our Emergent teammates who will be joining Bavarian Nordic for their dedication to developing and delivering these products that address global health needs.” The sale of its travel health business builds on Emergent’s previously announced strategic prioritization of its medical countermeasure products, such as ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), TEMBEXA® (brincidofovir), RSDL® (Reactive Skin Decontamination Lotion Kit), several anthrax products, and opioid overdose reversal medicine NARCAN® (naloxone HCl) Nasal Spray, and contract development and manufacturing services businesses. Together, these actions will improve profitability and position Emergent for steady, sustainable growth over the long term. Emergent will further discuss this transaction during the conference call associated with the announcement of its fourth quarter and full year 2022 financial results scheduled for post-market close on February 27, 2023. Transaction Details Upon closing of the transaction, Bavarian Nordic will pay Emergent $270 million in upfront cash consideration. Additionally, Bavarian Nordic will pay Emergent up to $30 million in sales-based milestones associated with the commercial products and up to $80 million in development-based milestones associated with the CHIKV VLP program. The transaction is expected to close in the second quarter of 2023, subject to regulatory clearance and customary closing conditions.

For Emergent BioSolutions, Wells Fargo Securities, LLC served as financial advisor, and Barnes & Thornburg LLP served as legal counsel for this transaction. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram. About VIVOTIF® (Typhoid Vaccine Live Oral Ty21a) VIVOTIF is a live attenuated vaccine for oral administration indicated for immunization of adults and children greater than 6 years of age against disease caused by Salmonella typhi. VIVOTIF is licensed in the U.S. and in other key markets, including Europe. The vaccine is marketed in Germany under the name Typhoral® L. Not all recipients of VIVOTIF will be fully protected against typhoid fever. Vaccinated individuals should continue to take personal precautions against exposure to typhoid organisms. VIVOTIF is not to be taken during an acute gastrointestinal illness. The most common adverse effects reported during prior clinical trials include abdominal pain, nausea, diarrhea and vomiting. Please see full U.S. Prescribing Information for VIVOTIF. About VAXCHORA® (Cholera Vaccine, Live, Oral) VAXCHORA is a single-dose, live attenuated vaccine for oral administration. VAXCHORA is indicated for the active immunization against disease caused by Vibrio cholerae serogroup O1 for prevention of cholera among travelers aged 2–64 years to an area with active cholera transmission. VAXCHORA is licensed in the U.S., Europe and Great Britain. The effectiveness of VAXCHORA has not been established in persons living in cholera-affected areas or in persons who have pre-existing immunity due to previous exposure to V. cholerae or receipt of a cholera vaccine. VAXCHORA has not been shown to protect against disease caused by V. cholerae serogroup O139 or other non-O1 serogroups. VAXCHORA is contraindicated in persons who have a history of severe allergic reaction to any ingredient of VAXCHORA or to a previous dose of any cholera vaccine. The most common adverse reactions include tiredness, headache, abdominal pain, nausea/vomiting, lack of appetite and diarrhea. Please see full U.S. Prescribing Information for VAXCHORA.

About CHIKV VLP In 2022, Emergent announced two-year persistence data from its Phase 2 safety and immunogenicity study of CHIKV VLP in 415 healthy adults. The CHIKV VLP vaccine candidate continued to demonstrate a favorable safety profile. Two years post-vaccination, SNA responses were 19 times higher than pre- vaccination titers following a single adjuvanted 40 µg dose of the CHIKV VLP vaccine candidate, supporting the persistence of the immune response. All subjects in the single-dose regimen remained seropositive at their one-year and two-year visits. The vaccine candidate was well-tolerated and no significant vaccine-related safety concerns were identified. The majority of solicited adverse events were mild or moderate in severity and the most frequent was local injection site pain. SAFE HARBOR STATEMENT This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the potential benefits of the transaction to Emergent, Emergent’s strategic prioritization of its medical countermeasure products, the parties’ ability to consummate the transactions contemplated under the agreement, the parties’ ability to meet expectations regarding the conditions, timing and completion of the transactions contemplated under the agreement, and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on Emergent’s current intentions, beliefs and expectations regarding future events. Emergent cannot guarantee that any forward-looking statement will be accurate. The reader should realize that, if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from expectations. The reader is, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, Emergent does not undertake to update any forward- looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. The reader should consider this cautionary statement, as well as the risk factors identified in Emergent’s periodic reports filed with the SEC, when evaluating the forward-looking statements contained herein. Emergent BioSolutions Contacts: Media: Matt Hartwig Senior Director, Media Relations 240-760-0551 mediarelations@ebsi.com Investors: Robert G. Burrows Vice President, Investor Relations

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